Estimated Fair Value of Net Assets Acquired and Liabilities Assumed at Acquisition Dates (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Schedule of Business Acquisitions, Purchase Price Allocation [Line Items]
Current assets	$ 21.3		$ 14.1
Property and equipment	1.2		4.2
Other assets	0.1		0.1
Identifiable intangible assets (1)	524.7	[1]	52.2	[1]
Indefinite lived intangible assets	158.8		0
Goodwill (2)	321.3	[2]	75.6	[2]
Total assets acquired	1,027.4		146.2
Total liabilities assumed	(7.4)		(13.8)
Non-controlling interest	(2.7)		0
Net assets acquired	$ 1,017.3		$ 132.4

[1]	Identifiable intangible assets are further disaggregated in the following table.
[2]	Of the goodwill resulting from 2012 and 2011 acquisitions, $309.3 million and $44.7 million, respectively, is tax deductible.